

GNQ Insilico Inc.

IB Acquisition Corp.

Investor Presentation
March 2026

GNQ INSILICO | IB Acquisition

Disclaimer

Disclaimer

This Investor presentation (this "Presentation") has been prepared for use in connection with a potential business combination (the "Business Combination") between IB Acquisition Corp ("SPAC") and GNQ Insilico Inc. ("Target" and together with SPAC, the "Parties"). This Presentation is for information purposes only and may not be reproduced or redistributed, in whole or in part, without the prior written consent of the Parties. This Presentation does not and, if hereafter supplemented, will not be all inclusive or contain all of the information that may be required to evaluate the Business Combination. The Parties reserve the right to update or supplement the information provided in this Presentation but disclaim any obligation to do so. You should not definitively rely upon it or use it to form the definitive basis for any decision, contract, commitment, or action whatsoever, with respect to the Business Combination or otherwise. You should consult your own legal, regulatory, tax, business, financial and accounting advisors to the extent you deem necessary, and you must make your own investment decision and perform your own independent investigation and analysis of the Parties and the Business Combination. To the fullest extent permitted by law, in no circumstances will either Party or any of their respective affiliates, officers, directors, employees, representatives, advisors or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on the information contained within it or on opinions communicated in relation thereto or otherwise arising in connection therewith.

The information in this Presentation is highly confidential. This Presentation shall remain the property of the Parties, and the distribution or disclosure of this Presentation by you to any other person is unauthorized except to your affiliates, officers, directors, employees, representatives, advisors or agents who have a need to receive this Presentation, in connection with evaluating the Business Combination and who have been advised of, and have agreed to abide by, the confidentiality obligations described herein. Any unauthorized disclosure, forwarding, reproduction or photocopying, or alteration of the contents, of this Presentation or any portion thereof is prohibited. You shall keep this Presentation and its contents confidential, shall not use this Presentation or its contents for any purpose other than as expressly authorized by the Parties and shall be required to return or destroy all copies of this Presentation or portions thereof in your possession promptly following a request by the Parties. By accepting delivery of this Presentation, you are deemed to agree to the foregoing confidentiality requirements. Any unauthorized distribution or reproduction of any part of this Presentation may result in a violation of the United States Securities Act of 1933, as amended (the "Act"). Neither Party nor any of their respective affiliates, officers, directors, employees, representatives, advisors or agents makes any representation or warranty, express or implied, in relation to the accuracy or completeness of the information contained in this Presentation or any oral information provided in connection herewith, or any data it generates, or that any transaction has been or may be effected on the terms or in the manner stated or implied by this Presentation, or as to the achievement or reasonableness of future projections, management targets, estimates, prospects or returns, if any, and the Parties accept no responsibility, obligation or liability (whether direct or indirect, in contract, tort or otherwise) in relation to any of such information. The Parties and their respective affiliates, officers, directors, employees, representatives, advisors, and agents expressly disclaim any and all liability which may be based on this Presentation and any errors therein or omissions therefrom.

This Presentation and the information contained herein do not constitute: (a) (i) a solicitation of a proxy, consent or authorization with respect to any securities in respect of the Business Combination or (ii) an offer to sell or exchange or the solicitation of an offer to buy or exchange any security, commodity or instrument or related derivative, nor shall there be any sale of any securities, commodities or instruments or related derivatives in any jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to the registration or qualification under the securities laws or any such jurisdiction or (b) an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies.

You should not construe the contents of this Presentation as legal, regulatory, tax, accounting or investment advice or a recommendation. We recommend that you seek independent third party legal, regulatory, business, financial, accounting and tax advice regarding the contents of this Presentation. This Presentation does not constitute and should not be considered as any form of financial or fairness opinion or recommendation by either Party or any of their respective affiliates, officers, directors, employees, representatives, advisors or agents. This Presentation is not a research report. By accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. This Presentation is for distribution only to persons reasonably believed to be sufficiently expert to understand the risks involved in the Business Combination. You should determine the economic risks and merits, as well as the legal, regulatory, business, financial, accounting and true characterizations and consequences of the Business Combination and independently determine that you are able to assume the risks associated with the foregoing.

By accepting delivery of this Presentation, you acknowledge that you have been advised that (a) neither Party is providing you any legal, regulatory, business, financial, accounting or tax advice, (b) you understand that there will be legal, regulatory, business, financial, accounting and tax risks associated with the Business Combination, (c) you should receive legal, regulatory, business, financial, accounting and tax advice from advisors with appropriate expertise to assess relevant risks and (d) you should apprise senior management in your organization as to the legal, regulatory, business, financial, accounting and tax advice (and, if applicable, risks) associated with the Business Combination and these disclaimers as to these matters. You confirm that you are not relying upon the information contained herein to make any decision.

NEITHER THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE OR TERRITORIAL SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY HAS APPROVED OR DISAPPROVED OF THIS PRESENTATION OR DETERMINED THAT IT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Forward-looking Statements

This Presentation contains certain "forward-looking statements" within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this Presentation, including, but not limited to, statements as to the transactions contemplated by the Business Combination and related agreements, the benefits or timing of the Business Combination, the effects of regulations, projected future results of operations and financial position, revenue and other metrics, planned products and services, business strategy and plans, objectives of management for future operations, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Some of these forward-looking statements can be identified by the use of forward-looking words, including, but not limited to, "may," "should," "expect," "intend," "will," "estimate," "anticipate," "believe," "predict," "plan," "targets," "projects," "could," "would," "continue," "forecast," "strategy," and "opportunity" or the negatives of these terms or variations of them or similar expressions. All forward-looking statements are subject to risks, uncertainties, and other factors (including those which are beyond the control of either Party) which could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

Disclaimer

All forward-looking statements are based upon estimates, forecasts and assumptions that, while considered reasonable by the Parties, are inherently uncertain, and many factors may cause the actual results to differ materially from current expectations, which include, but are not limited to: (a) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreements executed by the Parties with respect to the Business Combination; (b) the outcome of any legal proceedings that may be instituted against either Party or the combined company, or any of their respective directors or officers, following the announcement of the Business Combination and the transactions contemplated thereby; (c) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of either Party, or to satisfy other conditions to the closing of the Business Combination, including the satisfaction of the minimum trust account amount following redemptions by SPAC's public stockholders; (d) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining applicable regulatory approvals for the Business Combination; (e) the ability to meet or maintain the Nasdaq Stock Market's listing standards prior to or following the consummation of the Business Combination; (f) the risk that the announcement or consummation of the Business Combination disrupts current plans and operations of either Party; (g) the inability to recognize the anticipated benefits of the Business Combination; (h) the ability of the combined company to successfully increase market penetration into its target markets, to execute on its business strategy or to compete effectively; (i) the addressable markets that the Parties intend to target do not grow as expected; (j) the loss of any key executives; (k) the loss of any relationships with key suppliers or customers (as may be applicable) or the inability to attract and retain customers; (l) the inability to protect patents and other intellectual property; (m) costs related to the Business Combination; (n) changes in applicable laws or regulations; (o) the possibility that either Party or the combined company may be adversely affected by other economic, business and/or competitive factors; (p) the Parties' estimates of growth and projected financial results and meeting or satisfying the underlying assumption with respect thereto; (q) the risk that the Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of either Party's securities; (r) the risk that the transaction may not be completed by SPAC's business combination deadline (as may be extended pursuant to SPAC's governing documents); and (s) other risks and uncertainties set forth in the sections entitled "Risk Factors" and "Cautionary Note Regarding Forward-Looking Statements" in SPAC's Form S-1 (File No. 333-275650), quarterly report on Form 10-Q for the period ended December 31, 2025 and, when available, the registration statement to be filed with the SEC in connection with the Business Combination, which will include a document that serves as a preliminary prospectus and proxy statement of SPAC, referred to as a proxy statement/prospectus, and other documents filed or to be filed from time to time with the SEC in connection with the Business Combination. The foregoing list is not exhaustive, and new risks may emerge from time to time. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Party, nor any of their respective affiliates, gives any assurance that the combined company will achieve its currently expected results. Neither Party nor the combined company undertakes any duty to update or revise these forward-looking statements, except as otherwise required by law.

Use of Projections

This Presentation may contain financial forecasts of the Parties and the combined company which are based on currently available information and estimates. Neither Party nor its independent auditors, nor the independent registered public accounting firm of either Party, has audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, none of the foregoing has expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. These projections are forward-looking statements and should not be relied upon as being necessarily indicative of future results. The projected financial information contained in this Presentation constitutes forward-looking information, and neither Party nor the combined company undertakes any duty to update or revise the projected financial information. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive, and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See the section titled *"Forward-Looking Statements"* above. Accordingly, there can be no assurance that the prospective results are indicative of future performance or that actual results will not differ materially from the results presented in the projected financial information contained in this Presentation. Actual results may differ materially from the results contemplated by the projected financial information contained in this Presentation. The inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such projections will be achieved.

Financial Information

Certain financial information and data contained in this Presentation is unaudited and may not conform to Regulation S-X. Such information and data may not be included in, may be adjusted in or may be presented differently in the registration statement to be filed with the SEC in connection with the Business Combination and the preliminary proxy statement/prospectus contained therein.

Trademarks

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Disclaimer

Industry and Market Data

This Presentation contains and relies on certain information obtained from third-party sources and internal sources. This information involves many assumptions and limitations; therefore, there can be no guarantee as to the accuracy or reliability of such assumptions, and you are cautioned not to give undue weight to this information. Further, no representation or warranty, express or implied, is made by either Party as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections or any other information contained herein, and to the fullest extent permitted by law, the Parties hereby disclaim any responsibility or liability for any direct, indirect or consequential loss or loss of profit arising from the use of such information. Any data on past performance or modelling contained herein are not an indication as to future performance. Neither Party nor any of their respective affiliates, officers, directors, employees, representatives or advisors has independently verified the accuracy or completeness of any such third-party information. Similarly, other third-party survey data and research reports commissioned by the Parties, while believed to be reliable, are based on limited sample sizes and have not been independently verified by either Party. In addition, projections, assumptions, estimates, goals, targets, plans and trends of the future performance of the industry in which Target operates, and its future performance, are necessarily subject to uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in the estimates made by independent parties and by the Parties.

Additional Information and Where to Find It

The Parties intend to file a definitive proxy statement/prospectus of SPAC with the SEC in connection with the Business Combination (the "Definitive Proxy Statement/Prospectus"). The Definitive Proxy Statement/Prospectus will be sent to all stockholders of SPAC and Target as of a record date to be established. The Parties will also file other documents regarding the Business Combination with the SEC. Before making any voting or other investment decision, investors and security holders of SPAC and Target are urged to read the Definitive Proxy Statement/Prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about the Parties and the Business Combination. Investors and security holders will be able to obtain free copies of the Definitive Proxy Statement/Prospectus and all other relevant documents filed or that will be filed with the SEC by the Parties in connection with the Business Combination through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

The Parties and certain other parties to the definitive agreements executed in connection with the Business Combination, and certain of their respective directors, executive officers and other members of management and employees, may, under SEC rules, be deemed to be participants in the solicitation of proxies from SPAC's stockholders in connection with the Business Combination. A list of the names of such persons and information regarding their interests in the Business Combination will be contained in the Definitive Proxy Statement/Prospectus when available. You may obtain free copies of these documents free of charge by directing a written request to SPAC at lopez.al@mac.com. This Presentation does not contain all the information that should be considered in connection with the Business Combination. It is not intended to form any basis of any investment decision or any decision in respect to the Business Combination.

About GNQ Insilico Inc. (GNQ)

GNQ Insilico is a Tech-Bio company using multi-omic data, advanced AI, and emerging quantum computing to accelerate and de-risk drug discovery and early clinical development. Its platform combines systems biology, human digital twins, and proprietary datasets to improve predictions of efficacy and safety, reducing time and cost in pharmaceutical R&D. **GNQ Insilico** enables deeper biological insights, faster development cycles, and more confident decision-making for precision medicine in patient care.


OUR VISION

To improve human health by accelerating the world's transition to precision medicine


OUR MISSION

Advance drug discovery and development using Genomics, AI and Quantum

Transaction Overview

Transaction Summary

- **SPAC Overview:** IB Acquisition Corp. (Nasdaq: IBAC) is a publicly-listed special purpose acquisition company with approximately $16M in trust.
- **Valuation:** Pre-$ equity value of $500M and pro-forma enterprise value of approximately $550M (excluding $75M earnout based on revenue and/or share price targets).
- **Structure:** IBAC and GNQ, an Ontario, Canada corporation, will enter into a business combination transaction pursuant to which, by means of an arrangement pursuant to the Canada Business Corporations Act, GNQ holders will receive equity in the SPAC and the SPAC will change its name to "GNQ Insilico Inc." Post-merger GNQ is expected to be listed on Nasdaq.
- **Timing:** The transaction is expected to close 3Q26, subject to customary closing conditions and required regulatory approvals.

Pro Forma Ownership



2%
3%
8%
88%
SPAC – public
SPAC – insiders
Target Shareholders
PIPE Shareholders

Illustrative Sources and Uses

Sources		
Seller Rollover Equity	$500.0	95.0%
Anticipated PIPE & Bridge Financing	$10.0	1.9%
SPAC Trust [1]	$16.0	3.0%
Total Sources	$526.0	100.0%

Uses		
Seller Rollover Equity	$500.0	95.0%
Cash to Balance Sheet	$16.0	3.0%
Estimated Transaction Costs	$10.0	1.9%
Total Uses	$526.0	100.0%

Amounts in millions

Illustrative Pro Forma Valuation

Pro Forma Shares Outstanding	56.8
Share Price	$ 10.00
Pro Forma Equity Value	$568.5
Less: Cash	$16.0
Plus: Debt	$0.0
Pro Forma Enterprise Value	$552.4

Amounts in millions

[1] Assumes no redemptions from current trust balance; 1,490,880 shares outstanding at $10.76 per share as of 2/11/2026.

IB Acquisition

GNQ & IBAC: Partnership Team

GNQ Insilico (GNQ)

Rehan Huda
Chairman & CEO



- Founder with strong track record of cross border (Canada & U.S.) private and public offerings across Canada & U.S.
- Former senior economist with Canadian federal government
- Former CEO of Green Sky Labs, a technology incubation company

Sudhir Saxena
Chief Technology Officer



- Big 4 Technology experience (IBM, Accenture)
- Experience in exponential technologies (AI, Blockchain and IOT) to leverage health data as an asset and scale human-centered AI across all facets of healthcare
- Thought leader in life sciences quantum & AI
- Co-authored with IBM, Deloitte, and Cleveland Clinic, research papers on quantum-driven clinical trial optimization

Dr. Jerome Schentag
Chief Operating Officer



- Clinical Pharmacology PK/PD specialist with broad expertise in Anti-infectives, Cardio-metabolic and Immuno-Oncology drug development and regulatory sciences
- Inventor holding 90+ patents on biologics, medical devices and drug delivery technologies
- Founder of TheraSyn and Synergy Therapeutics -- actively developing solutions for tumor diagnosis and treatments

Asif Mustafa
Chief Financial Officer



- 20+ years of experience in finance, risk management, governance, audit, compliance, and technology
- Senior management positions in Big Pharma, Wall Street and Big 4 Consulting
- Fortune 100 management experience (corporate development, M&A and FP&A)

IB Acquisition Corp. (IBAC)

Adelmo (Al) Lopez
Chairman & CEO



- Founder and CEO of Alma Coffee
- Former CEO of Blair Corp
- CFO of Dole Fresh Fruit International and two divisions of Sara Lee Corp.

John Joyce
Vice Chairman



- Former CFO of IBM (NYSE: IBM). President of Asia Pacific and Head of Global Services (1977-2007)
- Former MD at SilverLake Partners (2007-2012)
- Private & public company board experience: HP, Avago (Broadcom), Bertelsmann AG, Intelsat, Gartner and Sabre

Christy Albeck
CFO (IBAC)



- Founder of Albeck Financial Services in 1987
- Provider of CFO, audit, controller, due diligence, and SEC reporting efforts for 125+ SPACs

Silvia Panigone
Independent Director



- CEO and Chairwoman SOM Biotech, a late clinical stage biotech company developing drugs for CNS rare disorders
- Founder and Managing Partner of ADYA Consulting
- Former CEO and co-founder of Inhalis Therapeutics
- Former COO at NLS (NASDAQ: NLSP), focusing on the development of drugs in CNS rare diseases

Jian Zhang
Independent Director



- CEO and Managing Partner of Yunnan Xiaosen Venture Capital Co., Ltd
- Angel investor in biotechnology, blockchain, and supply chain sectors

GNQ INSILICO | IB Acquisition

GNQ: Company Timeline



Technology and AI - R&D
Genomics - R&D
2013
2020 ...
2023
2024
2025
2026
2023: GNQ Insilico Inc. is incorporated
4Q23: MOU executed with IBM
2Q24: Successful Infertility Pilot
Product Development 3Q24 - 2Q25
2Q25: Beta-testing with strategic partners (lung cancer, multiple myeloma, etc.)
3Q25: DAP Product Launch
4Q25: First customer contracts executed - $10M contracted revenue
1Q26: Executed $90mm customer contract
2026: Contracted revenue projection of $100M; positive cash flow expected

Strategic Partners & Clients

REGENALIFE | aws | IBM | MindLab

CARDEA HEALTH | INSIGHT HOSPITAL & MEDICAL CENTER | freehealth.ai

GNQ: Product Offerings

GNQ's computational platforms integrate AI + quantum computing + advanced biological modeling to provide unprecedented insights in a wide array of applications.

Drug Assessment Platform (DAP)

Investment Screening

Streamline the evaluation process for life science and biotech investors by screening target companies through in silico simulation

Real World Application

Due Diligence Tool: predict the probability of success and potential valuation for therapeutics and drug development companies

Drug Simulation Platform (DSP)

Drug Development

Long and costly process to get a new drug to market – average time of 10 years with ~90% failure rates and average cost of over $2 billion

Real World Application

In silico clinical trials help GNQ accelerate drug development by simulating and predicting drug responses, reducing time and costs

Digital Twins Platform (DTP)

Healthcare Applications

GNQ's biological digital twins assist clinicians with diagnosing and treating patients at a deeply personalized level – 'personalized medicine'

Real World Application

Targeted therapies and personalized medicine across diverse populations, enhancing physician decision-making to reduce costs and improve treatment

GNQ: Product Capabilities

Drug Assessment Platform (DAP) and Drug Simulation Platform (DSP)

Molecular Profiling

- Advanced computational modeling of drug-target interactions
- Multi-omics pathway analysis
- Comprehensive molecular fingerprinting
- Predictive toxicity and safety assessments

Clinical Potential Prediction

- Machine learning-driven efficacy prediction
- Population-level response modeling
- Resistance mechanism forecasting
- Personalized treatment optimization simulations

Investment-Grade Due Diligence

- Quantitative risk assessment
- Comparative market potential analysis
- Detailed molecular mechanism validation
- Probability of clinical success estimation

Digital Twins Platform (DTP)

Comprehensive Data Integration

- Genomic data
- Clinical records
- Proteomics profiles
- Metabolic pathway analysis
- Lifestyle and environmental factors

Advanced Modeling Capabilities

- Quantum AI-enhanced simulation
- Pathway-level interaction modeling
- Personalized disease risk assessment
- Treatment response prediction

Healthcare Applications

- Precision medicine optimization
- Early disease detection
- Personalized treatment planning
- Clinical trial patient selection

REGENALIFE – Major Commercial Milestone

GNQ and REGENALIFE have entered into a Platform as a Service agreement whereby GNQ will provide their Digital Twin Platform as the foundational piece for REGENALIFE to deploy their Functional Health platform to its existing and future client base.

REGENALIFE

RegenaLife is a Canadian longevity and preventive healthcare company providing AI-enabled, precision diagnostic screening and personalized interventions to detect serious diseases—including cancer, cardiovascular, and neurological conditions—at their earliest stages. Leveraging its proprietary **MedAdvance™** platform, RegenaLife integrates advanced imaging, genomics, and clinical expertise to deliver data-driven, preventive and personalized healthcare solutions that shift care from reactive treatment to proactive health optimization. The company is positioned to capitalize on growing demand for early disease detection, personalized medicine, and longevity-focused healthcare services.

Contract Terms

Total Contract Value: $90 million+
Tenure: 3-year initial term
Revenue Structure: Recurring (Platform as a Service)
GNQ deliverables: Digital Twin Platform
REGENALIFE deliverables: Meet annual revenue commitments to maintain Functional Health exclusivity

REGENALIFE Core Service Offering

- Advanced Health Screenings
- Cancer Detection
- Personalized Optimization
- Longevity Medicine
- Concierge Health Services

GNQ: Current Revenue Pipeline [1]

Client Segment	Status	Total Contract Size	Contract Execution	2026 Expected Revenue	Revenue Commencement	Type
Small-cap Biotech #1	Signed Contract	$750,000	Executed	$750,000	Q4 2025	Standard Assessment
Hospital & Health Clinic #1	Signed Contract	$10,000,000	Executed	$3,900,000	Q4 2025	Platform Licensing
Hospital & Health Clinic #2	Signed Contract	$95,100,000	Executed	$4,100,000	Q2 2026	Platform Licensing
Total Executed Contracts		**$105,850,000**		**$8,750,000**		
Hospital & Health Clinic #3	Contract Negotiations	$5,000,000	Q1 2026	$5,000,000	Q2 2026	Platform Licensing
Hospital & Health Clinic #4	Contract Negotiations	$3,000,000	Q1 2026	$3,000,000	Q2 2026	Platform Licensing
Government Entity #1	Finalizing scope and timing	$10,000,000	Q2 2026	$3,333,333	Q3 2026	Platform Licensing
Small-cap Biotech #2	Advanced Scope Discussions	$750,000	Q2 2026	$375,000	Q3 2026	Standard Sinulation
Hospital & Health Clinic #5	Initial discussions	$5,000,000	Q3 2026	$1,250,000	Q4 2026	Platform Licensing
Biotech Investment Fund #1	Initial Discussions	$5,000,000	Q3 2026	$1,250,000	Q4 2026	Platform Licensing
Biotech Investment Fund #2	Initial Discussions	$5,000,000	Q3 2026	$1,250,000	Q4 2026	Platform Licensing
Small-cap Biotech #3	Demo to leadership	$750,000	Q3 2026	$187,500	Q4 2026	Standard Simulation
Hospital & Health Clinic #6	Initial Discussions	$10,000,000	Q3 2026	$2,500,000	Q4 2026	Platform Licensing
Biotech Investment Fund #3	Initial Discussions	$10,000,000	Q3 2026	$2,500,000	Q4 2026	Platform Licensing
Government Entity #2	Demo to leadership	$5,000,000	Q4 2026	-	Q1 2027	Platform Licensing
Biotech Investment Fund #4	Advanced Scope Discussions	$10,000,000	Q4 2026	-	Q1 2027	Platform Licensing
Small-cap Biotech #4	Initial Discussions	$5,000,000	Q4 2026	-	Q1 2027	Platform Licensing
Small-cap Biotech #5	Initial Discussions	$750,000	Q4 2026	-	Q1 2027	Standard Simulation
Small-cap Biotech #6	Initial Discussions	$750,000	Q4 2026	-	Q1 2027	Standard Simulation
Total Current Pipeline		**$181,850,000**		**$29,395,833**		

[1] Represents current revenue opportunities at various stages of discussion. This information is provided for illustrative purposes only and should not be construed as guidance or a forecast of expected financial results. Actual outcomes may differ materially from the opportunities presented, and there can be no assurance that any of these opportunities will result in executed agreements or realized revenue.

GNQ: Client Segment Breakdown

Client Segments	TAM	SAM	SOM
Hospital & Health Systems [1] *Plus Functional Health, Longevity Clinics* *5,000+ health systems; Precision medicine adoption growing 18% CAGR*	**$8B**	**$2.4B**	**$240M**
Biotech Investor Funds [2] *Deal de-risking & portfolio optimization* *500+ active biotech funds; $20-30B deployed annually; 60% fail rate*	**$12B**	**$3.6B**	**$360M**
Small-Cap Biotech (<$500M) [3] *Early-stage drug development* *3,000+ companies; Higher attrition risk makes de-risking critical*	**$25B**	**$7.5B**	**$750M**
Large Pharma [4] *Clinical optimization & efficiency* *40+ major players; Lower priority; slower buying cycles*	**$15B**	**$4.5B**	**$450M**

Source: [1] American Hospital Association (AHA) 2024, [2] PitchBook Venture Database 2025 and Preqin PE & VC Report, [3] BiopharmGuy & BioSpace 2024 directory, [4] SCRIP Intelligence 2024 & Fortune Global 500

GNQ: Differentiators

Criteria	GNQ Platform	Competing Platforms
Data Completeness	Holistic 360 view of patient (Multi-omics, clinical, imaging, streaming, etc.)	Partial view of data leading to inaccurate assessments
Technology Foundation	AI + Quantum + Causal Inference	AI (Not Causal, only Correlation)
Transparency	Greater transparency for end user (explains the "What" and the "Why")	Black Box Approach (explains the "What" but not the "Why")
Adaptability	Eliminates data bias, applicable across multi-ethnic population groups	Training Data Bias
Proprietary Algorithms	Handles real world data limitations (identifies low-frequency patterns)	Reliance on significantly larger data sets thereby overlooking rare mechanisms

GNQ: Key Advantages

+

Superior Accuracy

vs pattern-only methods in prediction

✓

Explainability

Causal mechanisms that clinicians understand

Quantum Efficiency

Computational advantage for complex optimization

◇

Bias Mitigation

Handles selection bias in real data

→

Generalization

Works across populations and diseases

★

Precision Medicine

At personalized individual level

GNQ: Investment Highlights

- **Drug Development:** De-risking the process and bringing medications to market faster and cheaper
- **Next-gen Technology:** Leveraging systems-biology-models using AI and Quantum Computing
- **Multiple End-Markets:** Drug Developers, Hospital Groups & Clinics, Biotech Investors
- **Digital Twin:** Driving personalized medicine to improve outcomes and reduce cost of care for patients and healthcare providers
- **Revenue:** $100 million in projected contracted revenue for 2026, positive cash flow expected
- **Deal Timing:** Expected merger closing anticipated for third quarter 2026